MATERIAL EVENTS DURING THE REPORTING PERIOD	6 Months Ended
Jun. 30, 2025
Material Events During Reporting Period
MATERIAL EVENTS DURING THE REPORTING PERIOD

NOTE 4 - MATERIAL EVENTS DURING THE REPORTING PERIOD

A.	On February 21, 2025, the Company increased the maximum aggregate offering price of the ADSs issuable under its sales agreement with A.G.P/Alliance Global Partners, dated June 14, 2024 (the “June 2024 Sales Agreement”) from $7,000,000 to $11,400,000.

FORESIGHT AUTONOMOUS HOLDINGS LTD.

U.S. dollars in thousands

(Except share and per share data)

Notes to the Interim Condensed Consolidated Financial Statements (Unaudited)

As of June 30, 2025, the Company raised a gross amount of $2,050 through the sale of 2,216,369 ADSs (66,491,070 Ordinary Shares) under the June 2024 Sales Agreement, at an average price of $0.92 per ADS. After deducting issuance costs, the Company raised a net amount of $1,870.

B.	On March 7, 2025, the Company and Eye-Net entered into securities purchase agreements with institutional and private investors for an equity investment in Eye-Net, resulting in gross proceeds of $2.75 million, before deducting finders’ fees and other estimated offering expenses. Following the transaction, the investors collectively held approximately 5.8% of Eye-Net’s issued and outstanding ordinary shares, and the Company’s ownership in Eye-Net was diluted from 100% to 94.2%.

As part of the transaction, the Company also issued to the investors:

●	Series A Warrants to purchase ADSs at an exercise price of $0.01 per ADS. The number of ADSs issuable upon exercise was based on the investment amount and the lowest closing price of the ADSs on Nasdaq during the five trading days preceding the exercise date, capped at a maximum of 6,111,111 ADSs (183,333,330 Ordinary Shares). As of June 30, 2025, warrants were exercised for a total of 4,315,507 ADSs (129,465,210 Ordinary Shares).
●	Series B Warrants to purchase ADSs at an exercise price of $0.8625. The Company issued a total of 89,836,950 Series B Warrants, equal to 2,994,565 ADSs. These warrants are exercisable until March 10, 2027.

We accounted for the issuance of subsidiary shares and the Company warrants were treated as a unit. The total proceeds were allocated between the subsidiary shares and the Company warrants based on their relative fair values at the date of issuance. The fair value of the Series A Warrants was determined based on the fair value of the share price of the Company as there was no exercise price to be paid on the Series A warrants. The fair value of the Series B Warrants was calculated using the Black-Scholes option pricing model, which incorporated key assumptions such as expected volatility, risk-free interest rate, expected term, and dividend yield. The percentage of the minority interest in the net assets of the subsidiary was recognized as a decrease in noncontrolling interests within equity in the consolidated balance sheet. The amount by which the proceeds, allocated to the subsidiary shares, exceeded the corresponding proportionate share of subsidiary net assets was recorded as an increase to additional paid-in capital.